Other Income (Expense), Net	12 Months Ended
Dec. 31, 2021
Other Income (Expense), Net
Other Income (Expense), Net
(5)	Other Income (Expense), Net

Other income (expense), net, in consolidated statements of operations consist of:

	Year ended December 31,
(in $ millions)	2021	2020	2019
Foreign exchange gains, net	$—	$12	$(4)
Loss on disposal of businesses	(1)	—	(3)
Non-service components of net periodic pension benefit	9	2	4
Other income (expense), net	$8	$14	$(3)